UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   June 3, 2010

EXPEDITE 5, INC.
(Exact Name of Registrant As Specified In Charter)

DELAWARE	000-52866	27-2617472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

21 Arlington Street
London, United Kingdom SW1A 1RN
(Address of Principal Executive Offices)

44 20 7491 6414
  (Issuer Telephone Number)
N/A
 (Former Name or Former Address, if Changed Since Last Report)
Copies to:
Gary S. Eaton, Esq.
Anslow + Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 3, 2010, Expedite 5, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with an accredited investor (the “Investor”) pursuant to which the Company agreed to issue and sell to the investor and the investor agreed to purchase from the Company an aggregate of 1,028,000 shares of common stock, $0.001 par value per share (the “Common Stock”) at a per share price of $1.00.

Additionally, so long as the Investor holds 5% or more of the issued and outstanding common stock the Investor was granted a right of first refusal to purchase on the same terms, only in proportion to its then holding of shares in the Company, upon the issuance of new shares for cash or other consideration subject to certain excepted issuances, the right to appoint a member of the Company’s board of directors and/or have an observer attend board meetings, and, the Investor’s written consent to be required (not to be unreasonably withheld or delayed) prior to any change in the company’s bylaws, sale of more than 50% of the Company’s assets,  a material change in the Company’s business, a sale of 75% of the issued and outstanding common shares of the Company for total Company equity value less than $36,000,000 or a solvent winding up or liquidation. Also, regardless of holding level, the Investor, has the right to be included in any future registration statements filed by the Company and, the right to request quarterly management meetings after the Company completes its Form 10-Q and Form 10-K filings

In addition, the Company issued the investor a warrant to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.00 per share (the “Warrant”).  The Warrant was issued in consideration for business support services and expires on December 31, 2010.

Additional information required to be disclosed in this Item 1.01 concerning these transactions is incorporated herein by reference from Item 3.02 of this Current Report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01 above, on June 3, 2010, the Company entered into a Subscription Agreement with an accredited investor for the issuance and sale of 1,028,000 shares of the Company’s Common Stock at per share price of $1.00 for aggregate offering proceeds of $1,028,000 and the issuance of the Warrant in consideration for business support services.

The sale of Common Stock and issuance of the Warrant was an unregistered sale of securities conducted pursuant to Rule 506 of Regulation D or Regulation S promulgated thereunder. Such securities were not registered under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Shell company transactions. None
(d)	Exhibits.
	Exhibit #	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITE 5, INC

By:	/s/Mark Opzoomer
Mark Opzoomer President, Chief Executive Officer and Director

 Dated: June 8, 2010

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